PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

              PENNROCK FINANCIAL SERVICES CORP.
         Name of Registrant as Specified in its Charter)

________________________________________________________________
            (Name of Person(s) Filing Proxy Statement
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
            Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________

     4)     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5)     Total fee paid:

________________________________________________________________

     [ ]     Fee paid previously with preliminary materials.

     [ ]     Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:
            ________________________________________________

     2)     Form, Schedule or Registration Statement No.:
            ________________________________________________

     3)     Filing Party:
            ________________________________________________

     4)     Date Filed:
            ________________________________________________




                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD APRIL 25, 2000

     TO THE SHAREHOLDERS OF PENNROCK FINANCIAL SERVICES CORP.:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of PENNROCK FINANCIAL SERVICES CORP., will be held on Tuesday, April 25, 2000 at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New Holland, Pennsylvania for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect the four nominees listed in the accompanying Proxy Statement.

     2. OTHER BUSINESS. To consider such other business as may properly be brought before the meeting and any adjournments thereof.

     Only those shareholders of record at the close of business on March 16, 2000, shall be entitled to notice of and to vote at the meeting.

     Please mark, date and sign the enclosed proxy and return it in the enclosed postpaid envelope as promptly as possible. You are cordially invited to attend the meeting. Your proxy is revocable and may be withdrawn if you elect to attend the meeting and wish to vote in person.

     A copy of the Annual Report of PennRock Financial Services
Corp. is enclosed.

                                    BY ORDER OF THE BOARD OF
                                    DIRECTORS


                                    GLENN H. WEAVER
                                    President

Enclosures
March 31, 2000

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
MEETING.  PLEASE PROMPTLY DATE, SIGN AND RETURN YOUR PROXY IN
THE ENVELOPE WHICH ACCOMPANIES THIS PROXY STATEMENT.



                           PROXY STATEMENT
            = = = = = = = = = = = = = = = = = = = = = = = =
                  Dated and to be Mailed March 31, 2000
            = = = = = = = = = = = = = = = = = = = = = = = =

                   PENNROCK FINANCIAL SERVICES CORP.
                          1060 MAIN STREET
                            P.O. BOX 580
                    BLUE BALL, PENNSYLVANIA  17506
                            (717) 354-4541

  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2000

                          TABLE OF CONTENTS

                                                        Page

GENERAL...................................................1
     Introduction.........................................1
     Date, Time and Place of Meeting......................1
     Shareholders Entitled to Vote........................1
     Purpose of Meeting...................................1
     Solicitation of Proxies..............................1
     Revocability and Voting of Proxies...................2
     Voting of Shares and Principal Holders Thereof.......2
     Shareholder Proposals................................3
     Recommendations of the Board of Directors............3

INFORMATION CONCERNING ELECTION OF DIRECTORS..............4
     General Information..................................4
     Information About Nominees, Continuing Directors and
     Executive Officers...................................5
     Meetings and Committees of the Board of Directors....8
     Compensation of Directors............................9
     Executive Officers of PennRock Financial Services
     Corp.................................................10
     Executive Compensation and Related Matters...........11
     Transactions with Directors and Executive Officers...21
     Compliance with Section 16(a) of the Exchange Act....22

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.........22

ADDITIONAL INFORMATION...................................22

OTHER MATTERS............................................23



                                 GENERAL

     Introduction

     On July 31, 1986, Blue Ball National Bank became a wholly-owned subsidiary of PennRock Financial Services Corp., a Pennsylvania business corporation organized for the purpose of becoming a bank holding company. As of that date, the shareholders of Blue Ball National Bank became shareholders of PennRock Financial Services Corp. The meeting to which this Proxy Statement relates will be the thirteenth Annual Meeting of the shareholders of PennRock Financial Services Corp.

     Date, Time and Place of Meeting

     The regular Annual Meeting of the shareholders of PennRock Financial Services Corp. will be held on Tuesday, April 25, 2000, at 10:00 a.m. at Yoder's Restaurant, 14 South Tower Road, New Holland, Pennsylvania.

     Shareholders Entitled to Vote

     Shareholders of record at the close of business on March 16, 2000 shall be entitled to vote at the meeting.

     Purpose of Meeting

     The shareholders will be asked to consider the following matters at the meeting: (i) to elect four directors, and (ii) to consider and vote upon such other business as may be properly brought before the meeting and any adjournments thereof.

     Solicitation of Proxies

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of PennRock Financial Services Corp. for use at the Annual Meeting of shareholders to be held at 10:00 a.m. on Tuesday, April 25, 2000, and any adjournments thereof.

     The expense of soliciting proxies will be borne by PennRock Financial Services Corp. In addition to the use of the mails, directors, officers and employees of PennRock Financial Services Corp. and Blue Ball National Bank may, without additional compensation, solicit proxies personally or by telephone.

     Revocability and Voting of Proxies

     The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Glenn H. Weaver, President of PennRock Financial Services Corp., at any time before the proxy is voted at the meeting.
Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the four nominees identified in this Proxy Statement. The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

     Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account by the Plan Agent will not be voted.

     Voting of Shares and Principal Holders Thereof

     At the close of business on February 11, 2000, PennRock Financial Services Corp. had outstanding 5,964,015 shares of $2.50 par value common stock. There is no other class of stock authorized or outstanding. As of such date, 142,680 shares of PennRock Financial Services Corp. common stock were held by the Trust Department of Blue Ball National Bank as sole fiduciary (representing approximately 2.39 percent of such shares outstanding) and will be voted FOR the election of the four nominees identified in this Proxy Statement.

     A majority of the outstanding common stock present in person or by proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or under the Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected to the Board of Directors. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast.

     To the knowledge of PennRock Financial Services Corp., no person owned of record or beneficially on the record date more than five percent of the outstanding common stock of PennRock Financial Services Corp.

     Shareholder Proposals

     Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (the "SEC"), shareholder proposals intended to be presented at the 2001 Annual Meeting must be received at the executive offices of PennRock Financial Services Corp. not later than December 1, 2000 in order to be included in the proxy statement and proxy form to be prepared by PennRock Financial Services Corp. in connection with that meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 is not required to be included in the proxy statement and proxy form of PennRock Financial Services Corp., but may be presented at the 2001 Annual Meeting if the proposal is received by PennRock Financial Services Corp. not later than February 15, 2001; provided, however, that the Chairman of the Annual Meeting may in his discretion rule any such proposal out of order for the reason that the inability of the shareholders to express an opinion through the proxy solicitation process would render any vote on the matter meaningless as an expression of shareholder sentiment. All shareholder proposals should be sent to:
PennRock Financial Services Corp., Attention: President, 1060 Main Street, P.O. Box 580, Blue Ball, Pennsylvania 17506.

     Recommendations of the Board of Directors

     The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this Proxy Statement.

             INFORMATION CONCERNING ELECTION OF DIRECTORS

     General Information

     The Bylaws of PennRock Financial Services Corp. provide that the Board of Directors shall consist of not less than two nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years.

     At each annual meeting the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. The number of directors shall be determined by the Board of Directors. Any shareholder who owns not less than 100 shares of the stock of PennRock Financial Services Corp. is eligible to be elected to the Board of Directors.

     A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors of his class are to be chosen.

     The Board of Directors has fixed the number of directors at 11. Of these 11 directors, there are four directors whose terms of office will expire at the 2000 Annual Meeting and seven continuing directors whose terms of office will expire at the 2001 or 2002 Annual Meeting. The Board of Directors proposes to nominate the following persons for election to the Board of Directors at the 2000 Annual Meeting for the term specified below:

                             Class A
                           For a Term of
                            Three Years

                           Norman Hahn
                         Robert L. Spotts
                          Dale M. Weaver
                          Melvin Pankuch

     In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of PennRock Financial Services Corp. may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director, if elected.

     Section 2.3 of Article II of the Bylaws of PennRock Financial Services Corp. requires that nominations, other than those made by or in behalf of the existing management of PennRock Financial Services Corp., must be made in writing and must be delivered or mailed to the Chairman of the Board of PennRock Financial Services Corp. not less than 14 days nor more than 50 days prior to the date of the Annual Meeting. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.

Information About Nominees, Continuing Directors and Executive Officers.

     Information concerning the four persons to be nominated for election to the Board of Directors of PennRock Financial Services Corp. at the 2000 Annual Meeting and concerning the seven continuing directors is set forth below. The following table also includes information concerning shares of PennRock Financial Services Corp. common stock owned beneficially by executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group.



                                        Shares of
                                        PennRock Financial
                                        Services Corp. Common                  Principal
                                        Stock Beneficially         Percent     Occupation for the
                          Director          Owned as of              of        Past 5 Years and
Name and Age              Since(1)      February 11, 2000(2)(3)     Class      Other Directorships(4)


Class A
(Term expires in 2000)
- Nominees

Norman Hahn (63)           1976               137,505              2.31%       Chairman of the Board and Chief
                                                                               Executive Officer, Conestoga
                                                                               Wood Specialties, Inc.
                                                                               (manufacturer of wood products)

Robert L. Spotts (69)      1985                17,496              *           Retired.  Formerly President,
                                                                               Martin Limestone, Inc. (quarry)

Dale M. Weaver (61)        1977               117,847              1.98%       President, New Holland Custom
                                                                               Woodwork, Ltd. (church furniture
                                                                               and millwork)

Melvin Pankuch (60)        1988                 8,675              *           Executive Vice President and
                                                                               Chief Executive Officer,
                                                                               PennRock Financial Services
                                                                               Corp. and President and Chief
                                                                               Executive Officer, Blue Ball
                                                                               National Bank

Class B
(Term expires in 2001)
- Continuing Directors

Elton Horning (68)         1989                30,745              *           Auctioneer, Owner of Elton
                                                                               Horning Farm Agency and Partner
                                                                               of Horning Farm Agency (real
                                                                               estate agency)

Glenn H. Weaver (65)       1985               101,689              1.71%       President, PennRock Financial
                                                                               Services Corp.; Partner R & G
                                                                               Associates (real estate
                                                                               investment); formerly President,
                                                                               Weaver & Witwer, Inc. (plumbing,
                                                                               heating, air conditioning,
                                                                               electrical contractors)

Irving E. Bressler (49)    1997                  500               *           President, Bressler Auto
                                                                               Specialties, d/b/a Autospa of
                                                                               Wyomissing Hills (car wash and
                                                                               auto dealing)

Sandra J. Bricker (52)     1999                  200               *           President, The Bricker Group
                                                                               Consultant to and owner and
                                                                               operator of retirement
                                                                               communities)

Class C
(Term expires in 2002)
- Continuing Directors

Aaron S. Kurtz (61)        1980                 7,709              *           President, Ludwig Office
                                                                               Furniture, Inc. (office
                                                                               furniture)

Robert K. Weaver (51)      1975                15,512              *           Area Director, Eastern
                                                                               Pennsylvania, Joni and Friends
                                                                               (charitable organization);
                                                                               formerly Partner, Wentz, Weaver
                                                                               & Kling, LLP (law firm)

Lewis M. Good (41)         1991                 3,771              *           Owner, Original Good's Potato
                                                                               Chips (food products)

Names Executive
Officers Who Are Not
Directors

George B. Crisp                                   998             *

Joseph C. Spada                                 1,877             *

Michael H. Peuler                               1,404             *

All Directors and
Executive Officers
as a group (14
persons)                                     445,928              7.50%


[FN]

____________________________________

* Less than one percent of the total number of shares of common stock outstanding.

                            Footnotes

(1) Includes service as a director of Blue Ball National Bank, predecessor to PennRock Financial Services Corp.

(2) Beneficial ownership of shares of the common stock of PennRock Financial Services Corp. is determined in accordance with Securities and Exchange Commission
     Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:
     (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock.

(3) Each person named in this table has sole voting and investment power with respect to the shares listed above, except that voting and investment power with respect to a total of 73,643 shares is shared with spouses, children or other family members. The shares shown above include a total of 105,688 shares which are held by spouses, children or other family members or by trusts or estates with respect to which a director or executive officer serves as trustee or executor, beneficial ownership of which is in each case disclaimed. Also included in the shares shown above are a total of 3,000 shares which may be acquired pursuant to the exercise of stock options which are currently vested or which will vest within 60 days, which shares are treated as issued and outstanding for purposes of determining ownership percentage.

(4) No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.

Meetings and Committees of the Board of Directors.

     The Board of Directors of PennRock Financial Services Corp. does not have a standing Audit Committee, Nominating Committee, or Compensation Committee.

     Blue Ball National Bank has a standing Audit Committee. Since Blue Ball National Bank is presently the only subsidiary of PennRock Financial Services Corp., the Audit Committee of Blue Ball National Bank has been acting on behalf of PennRock Financial Services Corp. and will continue to do so until PennRock Financial Services Corp. committees are appointed.

     Members of the Audit Committee of Blue Ball National Bank during 1999 were Robert L. Spotts, Chairman, and Irving E. Bressler, Sandra J. Bricker, Lewis M. Good, Norman Hahn, and Elton Horning. The principal duties of the Audit Committee are to obtain and review such internal and external financial information as may be necessary in order to assure that the audit coverage is appropriate and that satisfactory internal reporting procedures are maintained. The Audit Committee met four times during 1999.

     The Board of Directors met 29 times during 1999. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they served.

Compensation of Directors.

     The directors of PennRock Financial Services Corp. do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of Blue Ball National Bank. Each member of the Board of Directors of Blue Ball National Bank, other than the Chairman of the Board, is paid an annual fee of $1,800 for his services as a director, a fee of $325 for each regular meeting of the Board of Directors which he attends, and $140 for each meeting of a committee of the Board of Directors which he attends. In addition to the regular directors' compensation, the Secretary of the Board of Directors also receives an additional fee of $5,200. The Chairman of the Board of Directors receives an annual fee of $12,600 and a fee of $140 for each committee meeting of the Board of Directors which he attends. No directors' fees are paid to any director who is also a full-time salaried officer of Blue Ball National Bank or PennRock Financial Services Corp.

Executive Officers of PennRock Financial Services Corp.

     The following persons are the executive officers of PennRock Financial Services Corp.:

     Name          Age        Office Held and Term of Office

Norman Hahn        63         Chairman of the Board of PennRock
                              Financial Services Corp. since
                              1991; Chairman of Blue Ball
                              National Bank since 1990.

Glenn H. Weaver    65         President of PennRock Financial
                              Services Corp. since 1989.

Robert K. Weaver   51         Secretary of the Board of PennRock
                              Financial Services Corp. since
                              1986; Secretary of Blue Ball
                              National Bank since 1977.

Melvin Pankuch     60         Executive Vice President and Chief
                              Executive Officer of PennRock
                              Financial Services Corp. since
                              1989; President and Chief Executive
                              Officer of Blue Ball National Bank
                              since 1988.

George B. Crisp    52         Senior Vice President and Treasurer
                              of PennRock Financial Services
                              Corp. since 1989; Senior Vice
                              President Operations of Blue Ball
                              National Bank since 1993, formerly
                              Vice President and Chief Financial
                              Officer of Blue Ball National Bank.

Joseph C. Spada    49         Senior Vice President - Sales of
                              Blue Ball National Bank since 1993.

Michael H. Peuler  49         Senior Vice President- Trust
                              Services of Blue Ball National Bank
                              since 1995.



Executive Compensation and Related Matters.

          Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by PennRock Financial Services Corp. and Blue Ball National Bank to the chief executive officer of PennRock Financial Services Corp. and to each of the other most highly compensated executive officers of PennRock Financial Services Corp. whose combined salary and bonus compensation exceeded $100,000 for the year ended December 31, 1999.


                     SUMMARY COMPENSATION TABLE


                                                               Long Term Compensation
                       Annual Compensation                     Awards           Payouts

       (a)           (b)        (c)          (d)       (e)       (f)          (g)        (h)        (i)

        Name                                          Other                 Securities              All
        And                                          Annual     Restricted  Underlying             Other
     Principal                                       Compen-    Stock       Options/     LTIP     Compen-
      Position      Year       Salary      Bonus(1)  sation     Awards      SARs(2)     Payouts   sation(3)
                                ($)          ($)      ($)         ($)         (#)         ($)        ($)

Melvin Pankuch,     1999      $265,000     $30,371    None      None        10,000      None      $19,191
  Executive Vice
  President and     1998       249,000      14,651    None      None         2,000      None       18,720
  Chief Executive
  Officer           1997       245,000      14,210    None      None         2,000      None       18,933

George B. Crisp,    1999      $126,474     $14,564    None      None         5,000      None      $16,882
  Executive Vice
  President and     1998       122,790       7,061    None      None         1,000      None       15,140
  Chief Executive
  Officer           1997       116,943       6,783    5,000     None         1,000      None       15,191

Joseph C. Spada,    1999      $128,930     $14,846    None      None         5,000      None      $17,120
  Executive Vice
  President and     1998       125,175       7,198    None      None         None       None       15,743
  Chief Executive
  Officer           1997       118,089       6,850    None      None         1,000      None       14,743

Michael H. Peuler,  1999      $123,600     $14,232    None      None         5,000      None      $16,499
  Executive Vice
  President and     1998       120,000       6,901    None      None         1,000      None       14,750
  Chief Executive
  Officer           1997       109,200       6,334    None      None         1,000      None       13,624




[FN]

                              Footnotes

(1) Consists of the cash component of the bonus awarded and paid in 1999 under the Bonus Compensation Plan, and
     (ii) the bonus under the Executive Incentive Compensation Plan paid in 1999 in respect of 1998 financial performance. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to the named executive officers in 2000 in respect of 1999 financial performance.

(2)  Adjusted to reflect stock splits since date of grant.

(3) Consists of the non-cash component of the bonus awarded and paid in 1999 under the Bonus Compensation Plan in the form of a contribution to the Profit Sharing Plan maintained by Blue Ball National Bank.

                       Stock Options Granted in 1999

     The following table sets forth certain information relating to stock options granted during 1999 to the executive officers named in the Summary Compensation Table appearing above. No stock appreciation rights
("SAR's") were granted in 1999.

                         OPTION/SAR GRANTS IN 1999

                                                                                                Potential
                                                                                           Realizable Value at
                              Number          Percent of                                     Assumed Annual
                            of Shares         Total Options/                                 Rates of Stock
                           Underlying         SAR's Granted                                Price Appreciation
                          Options/SAR's       to Employees      Exercise or   Expiration   for Option Term(3)
        Name            Granted in 1999(1)    in Fiscal Year    Base Price(2)    Date         5%        10%
                               (#)               ($/Share)                                   ($)       ($)


Melvin Pankuch                 10,000             36%              $22.00      2-23-09     $138,357   $350,623
Joseph C. Spada                 5,000             18%               22.00      2-23-09       69,178    175,312
George B. Crisp                 5,000             18%               22.00      2-23-09       69,178    175,312
Michael H. Peuler               5,000             18%               22.00      2-23-09       69,178    175,312


[FN]

                             Footnotes

(1) Represents the grant of incentive stock options on February 23, 1999 pursuant to the terms of the Omnibus Stock Plan. Each option vests and becomes exercisable one-half after the expiration of three years from the date of grant and the balance after the expiration of five years from the date of grant. Each option expires, to the extent not previously exercised, upon termination of employment for reasons other than retirement, disability or death.

(2) Exercise price in each case is equal to 100% of fair market value on the date of grant.

(3) The dollar amounts set forth in these columns are based upon assumed annual appreciation rates of 5% and 10% as required under applicable Securities and Exchange Commission regulations and are not intended to indicate the possible future price appreciation, if any, of PennRock Financial Services Corp. common stock. No gain will be realized by the option holder in the absence of an increase in the market price of PennRock Financial Services Corp. common stock, which will benefit all shareholders.

              Stock Option Exercises and 1999 Year-End Values

     The following table sets forth with respect to the executive officers named in the Summary Compensation Table certain information relating to the exercise of stock options during 1999 and relating to the number and value of unexercised stock options and SAR's held as of December 31, 1999. No SAR's were either granted or exercised in 1999 and none were outstanding on December 31, 1999.


                 1999 OPTION EXERCISE AND YEAR-END VALUES


                                                                                     Value of Unexercised
                                       Value Realized           Number of              In-The Money
                                      (Market Value at          Unexercised            Options/SARs at
                Shares Acquired      Exercise, Less         Options/SARs at          Fiscal Year End
Name              on Exercise        Exercise Price)        Fiscal Year-End              12-31-99
                     (#)                    ($)                     (#)                      ($)
                                                       Exercisable   Unexercisable Exercisable   Unexercisable

Melvin Pankuch        750                $4,373            500          14,500         -0-          $1,880

George B. Crisp       None                 N/A             None          7,000         N/A           1,000

Joseph C. Spada       None                 N/A             None          6,000         N/A           1,000

Michael H. Peuler     None                 N/A             None          7,000         N/A           1,000



  Compensation Committee Interlocks and Insider Participation

     The Board of Directors of PennRock Financial Services Corp. has no standing Compensation Committee. Instead, decisions relating to the compensation of executive officers of PennRock Financial Services Corp. are generally made by the Board of Directors as a whole, except that Melvin Pankuch, who is a member of the Board of Directors and Executive Vice President and Chief Executive Officer, does not participate in deliberations relating to his compensation. Mr. Pankuch is the only director who is also an employee; Glenn H. Weaver, a former employee, is not now an employee, but serves as President of PennRock Financial Services Corp. Robert K. Weaver was a partner in the law firm of Wentz, Weaver & Kling LLP, until December 31, 1999, when he resigned in order to accept a position with a charitable organization. Wentz, Weaver & Kling has for many years served as general counsel to PennRock Financial Services Corp. and Blue Ball National Bank and is expected to continue to do so in the future.

     There were no compensation committee "interlocks" during 1999, which in general terms means that no executive officer or director of PennRock Financial Services Corp. served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director of PennRock Financial Services Corp.

     The following report is submitted by the Board of Directors (exclusive of Mr. Pankuch) and addresses the compensation policies of PennRock Financial Services Corp. for 1999 as applicable to executive officers generally and to Mr. Pankuch, the chief executive officer.

                   Executive Employment Agreement

     On December 17, 1999 PennRock Financial Services Corp. and its wholly owned subsidiary, Blue Ball National Bank (collectively, the "Employers"), entered into an Employment Agreement with Melvin Pankuch ( the "Employment Agreement"), under the terms of which PennRock Financial Services Corp. engaged Mr. Pankuch as its Executive Vice President and Chief Executive Officer and Blue Ball National Bank engaged Mr. Pankuch as its President and Chief Executive Officer. The Employment Agreement provides for an initial term of two years and is subject to automatic renewal for successive additional periods of two years each, unless either Mr. Pankuch or the Employers elect not to renew by giving written notice to the other 180 days in advance of the expiration of the then current term.

     The Employment Agreement provides that Mr. Pankuch shall receive a salary of not less than $265,000 per year, subject to annual review and adjustment. The Employment Agreement also entitles Mr. Pankuch to participate in the incentive compensation and employee benefits plans maintained by the Employers.

     The Employment Agreement terminates in the event of Mr. Pankuch's disability or death and may be terminated by the Employers at any time, with or without cause. Mr. Pankuch has the right to terminate the Employment Agreement, with or without cause, by resigning upon 180 days' advance written notice and has the right to terminate his employment for good reason (as defined in the Employment Agreement) upon 60 days' advance written notice following the occurrence of a change in control (as defined in the Employment Agreement).

     Mr. Pankuch is entitled to receive certain severance benefits in the event that the Employers elect not to renew the Employment Agreement or in the event that the Employers elect to terminate the Employment Agreement without cause. The severance benefits to which Mr. Pankuch would be entitled include salary continuation for up to 24 months, except that the Employers are not obligated to continue to make salary continuation payments after the expiration of 12 months from the date of termination if Mr. Pankuch obtains a comparable executive level position with another employer. In addition, if Mr. Pankuch elects to purchase continuation coverage under the Employers' medical insurance plan, the Employers are required to reimburse him for such expense. Mr. Pankuch is, however, obligated to mitigate the obligation of the Employers to pay the foregoing severance benefits by using his best efforts to obtain a comparable executive level position with another employer. Mr. Pankuch is also entitled to receive severance benefits following the occurrence of a change in control in the event that he elects to terminate the Employment Agreement for good reason or if the successor to the Employers elects to terminate the Employment Agreement prior to the end of its then current term other than for cause. The severance benefits to which Mr. Pankuch would be entitled under these circumstances include a severance payment in an amount equal to three times his then current annual compensation (which amount is subject to reduction so as to avoid the imposition of an excise tax under Section 4999 of the Internal Revenue Code of 1986) and reimbursement of the expense incurred by Mr. Pankuch if he elects to purchase continuation coverage under the Employers' medical insurance plan.

               Board Report on Executive Compensation

     The Board of Directors is responsible for establishing an appropriate compensation policy applicable to the executive officers of PennRock Financial Services Corp. and for overseeing the administration of that policy. The overall objective of the Board's policy is to provide competitive levels of compensation that integrate pay with annual and long term performance goals, reward above average performance, recognize individual initiative and achievements and assist PennRock Financial Services Corp. in attracting, motivating and retaining capable senior executive officers. The Board's policy provides for competitive base salary compensation which reflects individual performance and for annual performance incentive compensation opportunities earned through the achievement of financial performance and other goals established by the Board and management. In addition, the Board intends in the future to place greater emphasis upon longer term stock-based incentive opportunities through the implementation of the Omnibus Stock Plan, which was approved by the shareholders at the 1992 Annual Meeting. The Board is of the view that stock ownership by senior executive officers and stock-based incentive compensation arrangements are beneficial in aligning the interests of management and shareholders in the overall enhancement of profitability and shareholder value. The Board believes for this reason that it may in the future rely more heavily upon stock-based incentive compensation arrangements in designing the compensation packages of the executive officers of PennRock Financial Services Corp.

     In designing and administering the individual elements of its executive compensation policy, the Board of Directors strives to balance short term and long term incentive objectives and to employ prudent judgment in establishing performance criteria, evaluating performance and in determining the amount of overall compensation. What follows is a discussion of each of the elements of the Board's compensation policy, together with a summary of decisions made by the Board in 1999 with respect to the compensation of Mr. Pankuch.

     The Omnibus Budget Reconciliation Act of 1993 (the "Act") imposes certain limitations on the deductibility for federal income tax purposes of annual compensation in excess of $1 Million payable to certain officers of PennRock Financial Services Corp. Because the Board of Directors does not anticipate that the annual compensation of any officer will exceed
$1 Million, it does not intend to modify the compensation policy of PennRock Financial Services Corp. in response to the provisions of the Act.

                           Base Salary

     The base salary component of an executive officer's compensation is determined annually by the Board of Directors by reference to salary surveys and other data and is adjusted as necessary to be competitive with average salaries paid to executive officers at other banks and bank holding companies of equivalent size and characteristics. The actual salary paid to an executive officer is determined through an annual performance appraisal, which evaluates performance by reference to the following factors: supervisory and management performance, marketing and sales plan performance, internal cooperation, reporting and communication, customer and public relations, strategic and business plan development and achievement, and profit planning and budgeting. The Board also considers the financial goals that were set at the beginning of the year by the Board and management and relates them to year-end results. Some of these goals are growth in assets, growth in deposits, percentage increase in net income for the year, growth in loans, return on equity and return on assets.

                       Bonus Compensation Plan

     The Bonus Compensation Plan is an annual incentive program for all employees, including executive officers and other key management employees. The purpose of the Plan is to provide a direct financial incentive in the form of an annual bonus which is related to return on equity. Bonuses under the Bonus Compensation Plan are paid partly in cash and partly in the form of a contribution to an employee's account under the Blue Ball National Bank Profit Sharing Plan.

                  Executive Incentive Compensation Plan

     The Executive Incentive Compensation Plan is a compensation plan under which key officers (vice presidents and above) of PennRock Financial Services Corp. and Blue Ball National Bank are eligible to receive bonuses equal to a percentage of salary. The Plan was adopted by the Board of Directors in 1994. The amount of bonus, if any, awarded under the Plan is determined on the basis of an objective two-part formula. The first part of the formula is based upon return on equity relative to peer group bank holding company performance. (The peer group used for this purpose consists of the approximately 211 bank holding companies comprising Peer Group No. 4 as published by the Federal Reserve Board in its annual Bank Holding Company Performance Report.) The second part of the formula is based upon year-to-year comparative growth in PennRock Financial Services Corp. net income. A bonus earned under the Plan in respect of current year performance is paid in the spring of the following year. Bonuses are payable 70% in cash and 30% in shares of PennRock Financial Services Corp. common stock valued at fair market value.

                        Omnibus Stock Plan

     The Omnibus Stock Plan, which was approved by the shareholders at the 1992 Annual Meeting, is a long-term incentive plan for senior executives of PennRock Financial Services Corp. The objectives sought to be achieved by the grant of awards under the Omnibus Stock Plan are to align executive and shareholder long-term interests by creating a strong and direct link between overall executive compensation and shareholder return and to enable senior officers to develop and maintain a significant, long-term stock ownership position in PennRock Financial Services Corp. common stock. Awards may be granted under the Omnibus Stock Plan in the form of non-qualified stock options, incentive stock options, stock appreciation rights, performance shares, performance units and restricted stock. In February of 1999, Messrs. Pankuch, Crisp, Peuler and Spada were each granted incentive stock options to purchase shares of PennRock Financial Services Corp. common stock as described in the Option/SAR Grants in 1999 Table appearing above.

                Compensation of Chief Executive Officer

     Mr. Pankuch's compensation is determined in accordance with the compensation policy of the Board of Directors described above and he is eligible to participate in the compensation plans described above. The general approach adopted by the Board of Directors in determining
Mr. Pankuch's annual compensation is to seek to be competitive with other bank holding companies of equivalent size and characteristics, but to have a significant percentage of his total compensation based upon the achievement of short-term and long-term performance goals. This approach provides a strong incentive to achieve or surpass the goals established by the Board of Directors, while simultaneously providing an element of stability in Mr. Pankuch's compensation.

     Mr. Pankuch's base salary during 1998 was $249,900 and was set by the Board of Directors at $265,000 for 1999 (an increase of approximately 6%), based upon the factors discussed above and upon an evaluation conducted by the Board of Directors.

     Mr. Pankuch received in 1999 a bonus of $35,038 under the Bonus Compensation Plan which is reflected in the Summary Compensation Table set forth above. The amount of this bonus was determined by the Board of Directors in accordance with the terms of the Bonus Compensation Plan. Specifically, $15,847 was paid in cash and $19,191 was contributed to Mr. Pankuch's account in the Blue Ball National Bank Profit Sharing Plan.
In addition, a bonus of $14,524 under the Executive Incentive Compensation Plan was paid to Mr. Pankuch in 1999 in respect of 1998 financial performance and is also reflected in the Summary Compensation Table set forth above. Because the necessary peer group performance data is not yet publicly available, it is not possible to determine at this time whether (or the extent to which) a bonus under the Executive Incentive Compensation Plan will be payable to Mr. Pankuch in 2000 in respect of 1999 financial performance.

              The foregoing report is furnished by Norman
         Hahn, Chairman of the Board, and Irving E. Bressler, Sandra J. Bricker, Elton Horning, Lewis M. Good, Aaron S. Kurtz, Robert L. Spotts, Dale M. Weaver, Glenn H. Weaver and Robert K. Weaver.



                       Stock Performance Graph

     The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a graph comparing five year cumulative total shareholder returns (assuming the reinvestment of dividends) with a broad market index and with a published industry or line-of-business index or an index of peer group companies. The graph appearing below illustrates the five-year cumulative return to a shareholder of PennRock Financial Services Corp. as compared to the S&P 500 Index and to a peer group of ten other comparable banks and bank holding companies, in each case weighted by market capitalization and assuming an initial investment of $100.00 on December 31, 1994 and the reinvestment of all dividends over the periods indicated.

            COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
               AMONG PENNROCK FINANCIAL SERVICES CORP.,
                S & P 500 INDEX, AND PEER GROUP INDEX


             December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                1994           1995          1996          1997          1998          1999

PennRock    $100.00    $ 71.34     $ 70.88    $ 88.94     $108.79    $ 84.01
S&P 500     $100.00    $137.45     $168.92    $225.21     $289.43    $350.26
Peer Group  $100.00    $114.75     $129.37    $187.66     $237.93    $195.60


                     PEER GROUP SPECIFICATIONS

1.  Total assets of $369 million to $1.0 billion.

2.  Market capitalization of at least $54 million.

3.  Headquartered in Pennsylvania.



        Institution                          Headquarters

ACNB Corporation                             Gettysburg
CNB Financial Corporation                    Clearfield
Citizens & Northern Corporation              Wellsboro
Drovers Bancshares                           York
First West Chester Corporation               West Chester
Franklin Financial Services Corporation      Chambersburg
Hanover Bancorp, Inc.                        Hanover
Penseco Financial Services Corp.             Scranton
PennRock Financial Services Corp.            Blue Ball
Penns Woods Bancorp, Inc.                    Jersey Shore
Sterling Financial Corporation               Lancaster



Transactions with Directors and Executive Officers.

     Some of the directors and executive officers of PennRock Financial Services Corp. and Blue Ball National Bank and the companies with which they are associated were customers of and had banking transactions with Blue Ball National Bank in the ordinary course of the Bank's business during 1999.

     All loans and commitments to loan made to such persons and to the companies with which they are associated were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that the Bank will enter into similar transactions in the future.

     As a matter of policy and as an employee benefit, Blue Ball National Bank makes available home mortgage loans and other loans on a nondiscriminatory basis to all employees at interest rates below those pre-vailing for comparable transactions with other persons. The amount of these loans is not considered material and it is anticipated that the Bank will continue its present policy. Loans at preferential rates are not, however, extended to any executive officer or director of PennRock Financial Services Corp. or Blue Ball National Bank.

     Robert K. Weaver, Secretary of PennRock Financial Services Corp., was a partner in the law firm of Wentz, Weaver & Kling, LLP, New Holland, Pennsylvania during 1999, although he has since resigned from that firm in order to accept a position with a charitable organization. Wentz, Weaver & Kling, LLP has for many years served as general counsel to PennRock Financial Services Corp. and Blue Ball National Bank and is expected to continue to do so in the future.

Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of PennRock Financial Services Corp. file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of PennRock Financial Services Corp. common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, PennRock Financial Services Corp. believes that during the calendar year ended December 31, 1999, all filing requirements applicable to its directors and officers were complied with.

         RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     For the year ended December 31, 1999, PennRock Financial Services Corp. engaged Simon Lever and Co., independent certified public accountants, to certify its financial statements and those of Blue Ball National Bank. It is anticipated that Simon Lever and Co. will be similarly engaged in 2000. Representatives of Simon Lever and Co. are expected to be present at the shareholder meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                        ADDITIONAL INFORMATION

     A copy of the Annual Report of PennRock Financial Services Corp. for the year ended December 31, 1999 on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders, depositors and other interested persons upon request from Glenn H. Weaver, President, PennRock Financial Services Corp., 1060 Main Street, P.O.
Box 580, Blue Ball, Pennsylvania 17506.

                           OTHER MATTERS

     The Board of Directors of PennRock Financial Services Corp. knows of no other matters other than those discussed in this Proxy Statement which will be presented at the 2000 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this soli-citation will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

                               BY ORDER OF THE BOARD OF
                               DIRECTORS


                               GLENN H. WEAVER
                               President

Blue Ball, Pennsylvania
March 31, 2000



                              APPENDIX

                  PENNROCK FINANCIAL SERVICES CORP.

PROXY   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 25, 2000

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Susan E. Ewell, Jean M. Good and
Edgar H. Martin, or any one of them, as proxies, with full power of substitution, to vote as directed below all of the shares of PennRock Financial Services Corp. common stock held of record on March 16, 2000, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan, at the Annual Meeting of Shareholders to be held on Tuesday, April 25, 2000, at 10:00 a.m. and at any adjournment thereof, with all of the powers the undersigned would possess if personally present.

1.  ELECTION OF FOUR DIRECTORS FOR A TERM OF THREE YEARS

    [  ]  FOR all nominees listed      [  ]  WITHHOLD AUTHORITY
          below (except as marked            to vote for all
          to the contrary below)             nominees listed
                                             below

Norman Hahn   Robert L. Spotts   Dale M. Weaver  Melvin Pankuch

          INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

     It is important that your shares be represented at the meeting. Please sign, date and return this proxy as promptly as possible, whether or not you plan to attend the meeting. This proxy is revocable at any time before it is exercised and may be withdrawn if you elect to attend the meeting and wish to vote in person.

                  (To be signed on reverse side)



THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREIN.

     This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be brought before the meeting, but if any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of PennRock Financial Services Corp.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 31, 2000 and hereby revokes all proxies heretofore given.

                               Dated:___________________, 2000

                               _______________________________
                                          Signature

_______________________________
                                          Signature


                               IMPORTANT: Please sign exactly as
                               your name or names appear hereon.
                               Joint owners should each sign.  If
                               you sign as agent or in any other
                               representative capacity, please
                               state the capacity in which you
                               sign.










03/24/00/SL1 51709v1/41704.004





26
03/24/00/SL1 51709v1/41704.004